UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SRA INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SRA INTERNATIONAL, INC.

SRA INTERNATIONAL, INC

4300 FAIR LAKES COURT

FAIRFAX, VA 22033

M16075-P83595

Meeting Information

Meeting Type: Annual

For holders as of: 08/31/09

Date: 10/28/09 Time: 8:30 A.M., Eastern Time

Location: The Tower Club

8000 Towers Crescent Drive

Suite 1700

Vienna, VA 22182

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 10/17/09.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the stockholder meeting in person, at the meeting you will need to request a ballot to vote these shares. For meeting directions, please call 703-761-4250.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M16076-P83595

Voting Items

If Proposal 1 (as set forth to the right) is approved, the Board of Directors recommends a vote FOR all of the ten nominees listed below under Proposal 2.

Proposal 2: Election of Directors

Nominees:

01) Stanton D. Sloane 06) Miles R. Gilburne

02) Edmund P. Giambastiani, Jr. 07) Gail R. Wilensky

03) William T. Keevan 08) Michael R. Klein

04) John W. Barter 09) David H. Langstaff

05) Larry R. Ellis 10) Ernst Volgenau

If Proposal 1 (as set forth to the right) is not approved, only Admiral Giambastiani and Messrs. Sloane and Keevan are nominated for election as Class II directors and the other seven members of the Board of Directors shall continue their terms until their Class is due for election. If Proposal 1 is not approved, the Board of Directors recommends a vote FOR Admiral Giambastiani and Messrs. Sloane and Keevan as the Class II directors.

The Board of Directors recommends you vote FOR the following proposal(s):

Proposal 1: Declassification of the Board of Directors

1. To approve the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for Annual Election of All Directors

Proposal 3: Ratification of Selection of Auditor

3. Ratification of Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

M16077-P83595

M16078-P83595